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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 20, 1998, in Post-Effective Amendment No. 4 to the Registration Statement (Form SB-
2) and related Prospectus of ACT Teleconferencing, Inc. for the Registration of 71,249 shares of Common Stock, 71,249 Warrants, and 71,249 shares of Common Stock underlying the Warrants


                                      ERNST & YOUNG LLP


Denver, Colorado
November 30, 1998